28 November 2007 FBR Capital Markets Exhibit 99.1

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of Zions
Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management.  These statements constitute forward-looking information within the meaning of the
Private Securities Litigation Reform Act.  Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties.  Factors that might cause such differences include, but are not limited to:  competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets;
adverse legislation or regulatory changes and other factors described in Zions Bancorporation’s
Annual Report on Form 10-K for the year ended December 31, 2006.  In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future.
Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Current Issues Overview

The Intermountain West’s Largest Banking Company Over 500 Offices and 600 ATMs in 10 Western States NASDAQ Financial 100 Index S&P 500 Index Total Assets of $50 Billion

Our Growth Engine
Population Growth Estimates from US Census (2000-2030)
114%
108%
60%
56%
52%
51%
46%
41%
37%
35%
29%
0%
20%
40%
60%
80%
100%
120%
NV AZ TX UT ID ZION WA OR CA CO US
Growing 75%
faster than the
national average

Our Growth Engine
Projected Population Growth 2006-2011
#1 Ranking Among 40 Largest Banks
Source: Lehman Brothers
14.2%
12.5%
11.2%
11.0%
10.0% 10.0%
8.1%
7.8%
7.2%
3.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%

A Collection of Great Banks
Bank Headquarters Offices ATMs
Assets Deposits
Zions Bank Salt Lake City 138 166 $15.8B $10.9B
CB&T San Diego 91 103 $10.1B $8.2B
Amegy Houston 80 129 $10.3B $7.0B
NBA Phoenix 88 73 $5.5B $4.2B
NSB Las Vegas 74 80 $3.9B $3.4B
Vectra Denver 40 47 $2.5B $1.7B
Commerce-WA Seattle 1 0 $0.9B $0.6B
Commerce-OR Portland 1 0 $0.04B $0.02B
3Q 2007 Average Balances

Long-Term Growth
Source: SNL
*Through 3Q 2007 (annualized where applicable)
Net Income (millions)
$598
$0
$100
$200
$300
$400
$500
$600
$700
Total Assets (millions)
$50,045
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000

Per Share Growth
Source: SNL
*Through 3Q 2007 (annualized where applicable)
Revenue per Share (diluted)
$22.44
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Earnings Per Share (diluted)
$5.35
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Current Issues Overview

Note: Peer group defined as bank holding companies with assets > $10 billion.
Peer data source: FFIEC
Strong Asset Quality
Relative to Peers
Non-Performing Assets as % of Total Assets
0.39%
0.43%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
ZIONS Peers

Strong Asset Quality
Relative to Peers
Source:  SNL -- Peer group is defined as U.S. bank holding companies with assets > $10 billion.
0.19%
0.43%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
Zions Peers
NCOs as % of Average Total Loans (Annualized)

Loan Portfolio Diversification
Loans by Purpose – 9/30/2007
C&I
26%
Owner Occ
20%
CRE Term
13%
Other Consumer
7%
Consumer 1-4
Family
11%
Residential
Construction
12%
Comm
Construction
11%
C&I
46%
Consumer
18%
CRE
36%

Residential Mortgage
Exposure
On Balance Sheet
$1.9B HECL
Avg FICO at origination 752
Avg FICO today 757
Avg LTV at origination 60.6%
$0 Securities backed by subprime mortgages
$0 Direct exposure to subprime & Alt-A
mortgages

Residential Construction Components Loans by Purpose – 9/30/2007 Residential Construction 12% Single Family Housing 5% Land Acquisition & Dev. 6%

Land Acquisition & Dev. Components Loans by Purpose – 9/30/2007 Land Acquisition & Dev. 6% Other 3.3% NV 0.6% Single Family Housing 5% So. CA 0.8% AZ 1.7%

Diversified CRE Portfolio
Loans by Product Type and Location – 9/30/07
Average LTV: 59.5%
(6/30/2007)
Collateral Location Arizona
Northern
California
Southern
California Nevada Colorado Texas Utah/ Idaho
Washington/
Oregon Other Total
Product as %
Loan Type
Product as %
Total CRE
Commercial Term
Industrial 0.57% 0.38% 1.43% 0.10% 0.18% 0.36% 0.10% 0.08% 0.23% 3.43% 8.7% 3.4%
Office 0.83% 0.56% 1.82% 1.46% 1.09% 1.76% 1.49% 0.25% 1.64% 10.90% 27.7% 10.9%
Retail 0.64% 0.55% 1.39% 1.37% 0.22% 0.91% 0.19% 0.12% 0.29% 5.69% 14.5% 5.7%
Hotel/Motel 0.96% 0.40% 0.64% 0.64% 0.58% 0.47% 1.09% 0.15% 2.33% 7.26% 18.5% 7.3%
A&D 0.00% 0.00% 0.10% 0.00% 0.00% 0.00% 0.00% 0.05% 0.01% 0.16% 0.4% 0.2%
Medical 0.37% 0.06% 0.30% 0.16% 0.04% 0.08% 0.12% 0.01% 0.20% 1.34% 3.4% 1.3%
Recreation/Restaurant 0.14% 0.02% 0.32% 0.14% 0.10% 0.11% 0.08% 0.01% 0.27% 1.20% 3.1% 1.2%
Multifamily 0.21% 0.40% 0.91% 0.35% 0.22% 0.90% 0.48% 0.01% 0.38% 3.85% 9.8% 3.9%
Other 1.02% 0.20% 1.29% 0.64% 0.41% 0.25% 0.58% 0.07% 1.06% 5.52% 14.0% 5.5%
Total Commercial Term 4.75% 2.57% 8.21% 4.85% 2.86% 4.84% 4.12% 0.75% 6.40% 39.34% 100.0% 39.3%
Residential Construction
Single Family Housing 3.71% 1.09% 3.30% 0.73% 0.77% 2.32% 2.20% 0.06% 0.34% 14.52% 23.9% 14.5%
Land Acquisition & Development 4.56% 0.88% 2.25% 1.64% 0.86% 2.55% 2.70% 0.23% 1.65% 17.32% 28.5% 17.3%
Total Residential Construction 8.27% 1.97% 5.55% 2.37% 1.63% 4.88% 4.90% 0.29% 1.99% 31.84% 52.5% 31.8%
Commercial Construction
Industrial 0.29% 0.01% 0.15% 0.05% 0.03% 0.69% 0.03% 0.01% 0.12% 1.37% 2.3% 1.4%
Office 0.61% 0.02% 0.44% 0.71% 0.06% 0.29% 0.37% 0.08% 0.27% 2.85% 4.7% 2.8%
Retail 0.86% 0.00% 0.43% 1.41% 0.21% 3.04% 0.49% 0.09% 0.90% 7.42% 12.2% 7.4%
Hotel/Motel 0.20% 0.00% 0.08% 0.00% 0.05% 0.02% 0.22% 0.00% 0.09% 0.67% 1.1% 0.7%
A&D 1.57% 0.28% 0.30% 2.37% 0.30% 3.26% 0.67% 0.08% 0.59% 9.44% 15.6% 9.4%
Medical 0.17% 0.00% 0.07% 0.08% 0.01% 0.33% 0.05% 0.00% 0.06% 0.77% 1.3% 0.8%
Recreation/Restaurant 0.04% 0.00% 0.01% 0.01% 0.00% 0.00% 0.01% 0.00% 0.00% 0.07% 0.1% 0.1%
Other 0.30% 0.01% 0.26% 0.12% 0.10% 0.09% 0.10% 0.09% 0.30% 1.36% 2.2% 1.4%
Apartments 0.45% 0.32% 0.91% 0.19% 0.30% 1.63% 0.20% 0.30% 0.56% 4.87% 8.0% 4.9%
Total Commercial Construction 4.48% 0.64% 2.65% 4.95% 1.06% 9.35% 2.15% 0.66% 2.88% 28.82% 47.5% 28.8%
TOTAL CONSTRUCTION 12.75% 2.61% 8.20% 7.31% 2.69% 14.22% 7.05% 0.94% 4.88% 60.66% 100.0% 60.7%
TOTAL CRE 17.50% 5.18% 16.41% 12.16% 5.55% 19.06% 11.17% 1.69% 11.27% 100.00%

CRE Loan-to-Value Ratios
By Product Type and Location – 6/30/07
Appraisals as of loan origination, or renewal (in a declining market), or upon adverse classification
Collateral Location
Amegy Bank of
Texas
(ABT)
California Bank
& Trust
(CB&T)
Commerce Bank
of Oregon
(CBO)
Commerce Bank
of Washington
(CBW)
National Bank of
Arizona
(NBA)
Nevada State
Bank
(NSB)
Vectra Bank of
Colorado
(VBC)
Zions Bank
(ZFNB)
Zions
Bancorporation
Commercial Term
Hotel/Entertainment/Golf Course 61.7% 49.2% 75.0% 55.0% 51.3% 56.0% 52.8% 53.0%
Industrial 74.2% 54.1% 59.9% 55.5% 60.8% 69.1% 62.9%
57.3%
Medical 66.0% 54.5% 51.0% 54.4% 54.5%
Multi-family 66.8% 64.9% 65.0% 58.8% 68.8% 45.7% 64.1% 64.5%
Office 61.1% 62.2% 70.3% 65.0% 62.8% 59.3% 61.8%
61.9%
Other 43.6% 53.5% 51.2% 51.6% 50.7% 59.9% 53.3% 52.8%
Retail 73.0% 54.1% 69.0% 63.7% 56.1% 67.1% 68.0% 37.5% 60.9%
Total Commercial Term 65.7% 57.0% 69.0% 62.8% 55.9% 61.2% 58.7% 55.4% 58.2%
Residential Construction
Land Acquisition & Development 52.0% 54.8% 65.0% 71.9% 49.3% 60.1% 55.9% 58.0% 54.5%
Single Family Housing/Condominium 64.2% 65.0% 80.0% 63.5% 71.4% 65.4% 68.5%
65.3%
Total Residential Construction 56.1% 59.1% 65.0% 73.7% 55.9% 63.6% 60.7% 60.2% 58.6%
Commercial Construction
Land Acquisition & Development 57.5% 53.3% 73.9% 48.1% 58.4% 62.9% 61.5%
57.4%
Hotel/Entertainment/Golf Course 49.5% 63.9% 75.3% 58.1% 67.0% 63.7%
Industrial 60.1% 68.6% 59.8% 71.1% 70.8% 62.8%
Medical 61.5% 55.9% 64.8% 75.0% 81.8%
65.9%
Multi-family 50.6% 61.6% 74.6% 58.5% 67.1% 74.3% 72.3% 62.3%
Office 70.0% 63.4% 63.4% 71.6% 66.0% 67.1% 66.8%
Other 25.0% 65.6% 73.0% 61.0% 72.5% 64.8% 81.6% 63.7%
66.3%
Retail 58.5% 65.1% 59.0% 60.0% 56.1% 57.8% 67.0% 60.6%
Total Commercial Construction 57.5% 63.0% 73.0% 70.4% 58.6% 60.9% 67.5% 67.6% 61.4%
Total Construction 57.0% 60.5% 71.4% 71.1% 56.8% 61.8% 64.5% 64.1% 60.0%
Total CRE 58.2% 59.4% 70.7% 65.7% 56.6% 61.6% 62.2% 60.9% 59.5%

On Balance Sheet Investment
Securities
Available for Sale – 9-30-07 (in Billions)
.80 SBA Loan-backed Securities
.80 Agency Guaranteed MBS
.13 Mutual Funds & Stock
$4.55
.29 Municipal Securities
.19 Small Business Loan-backed & Other ABS
.14 REIT Trust Preferred
1.55 Bank & Insurance Trust Preferred
$.66 Treasuries & Agencies

Summary of Key Assets
2.9%
3.1%
4.1%
-
0.4%
-
PERCENT
OF ASSETS
- Sec’s backed by subprime
mortgages
63-71% Res’l Const in So. CA, AZ, NV
49-60% Res’l A&D in So. CA, AZ, NV
60.6% HECL
- Subprime/Alt-A loans
- Sec’s backed by REIT trust pref’d
AVG
LTV CATEGORY

Credit Quality
Outlook
• Significant weakening has occurred in
residential construction activity and land
values in the Southwest
• Weakness expected to persist through 2008
• Expect some further increase from historically
low levels of NPAs and NCOs
• Provision likely to remain higher than last
several years

Loan Growth Outlook • Slow in CA, AZ, NV • Strong in Texas and Intermountain West • Stronger in C&I than CRE • Opportunities for balance sheet lenders

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Current Issues Overview

A High Net Interest Margin
3Q 2007 NIM for Selected Banks
4.55
4.44
4.02
3.66
3.65
3.52
3.50
3.44
3.40
3.13
3.10
2.87
2.61
2.57
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Source: SNL As Reported NIM for selected banks ($5-$20 Billion Market Cap or
Large Presence in the West)

Zions NIM vs. 30-Day LIBOR
A Stable Net Interest Margin
in a Volatile Environment
Source: SNL As Reported NIM (Top 50 Banks by Assets)
LIBOR is Quarter Average
4.44%
5.43%
3.46%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
ZION NIM Libor Top 50 Bank NIM Avg

NIM Outlook
• Positives
– Loan growth relatively strong
– Better loan pricing for larger loans
• Pressures
– Weak core deposit growth
– Significant pricing pressure on interest-bearing deposits
– Adverse shifting of funding mix

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Current Issues Overview

Lockhart Funding
Structure
• Off-balance sheet QSPE sponsored by Zions
First National Bank
• Created in 2000 to enable securitization of
SBA 504 and similar loans
• Assets: agencies and AAA-rated floating rate
securities

SIV vs. QSPE
Minimal equity Capital (6-10% of assets)
provided by junior notes (BBB)
Funded with ABCP (A1/F1/P1) Funded with ABCP and medium
term notes (AAA)
100% Liquidity/credit backstop
from sponsor – ABCP buyers
protected by sponsoring bank
Limited backstop from sponsor
(5-7%) – additional losses
absorbed by capital and debt
holders
QSPE – Commercial
Paper Conduit
SIV

Lockhart Funding
Structure (cont)
• Funding: P1 / F1 commercial paper
• Multiple CP Dealers
– Zions
– Lehman Brothers
– Goldman Sachs
• Liquidity Agreement: 100% back-up liquidity
provided by Zions Bank

Lockhart Funding
Liquidity Agreement
• Provided by Zions Bank
• Maximum of 100% of Lockhart assets ($3.1B)
• Zions Bank buys assets from Lockhart if:
– Security downgraded below AA-
– Lockhart is unable to issue CP

Lockhart Funding
Summary of Assets
31 October 2007
$3.1B Total
$0.2B Other AAA rated, structured**
$0.2B Other AAA rated, insured
$0.3B US gov’t and agencies
$1.2B
AAA rated, MBIA insured
(small business
loans originated by Zions)*
$1.1B AAA rated bank trust preferred pools
Balances at 10/31/07 (Total at 6/30/07 was $3.4B)
*Subordinated tranches held by Zions on balance sheet
**One security rated Aa1 ($5.2 million)

Lockhart Funding
Assets
• AAA rated, structured includes:
– $136 million with some RMBS exposure*
• $33 million of subprime exposure (originally purchased in
2001-2004)
• $18 million of home equity loan exposure
• One security ($30 million) downgraded to B+ by Fitch on
November 20 and repurchased under the liquidity
agreement
– $81 million of REIT trust preferred
Balances at 10/31/07

Lockhart Funding
Impact if Brought On Balance Sheet
• Funding/Liquidity
– Zions has $7B of borrowing capacity at FHLB
– Assets pledgeable at Fed Discount Window
• Capital (excluding impact of mark-to-market)
– Tangible equity ratio reduced about 40bps
– Risk Based Capital ratios reduced about 15-25 bps
– No shares repurchased since Aug 16
• Mark-to-Market
– Mark based on comparable securities
– Impact recovered over time

Lockhart Funding
Summary
• Seasoned program with high quality assets
• CP rated P1 / F1
• ABCP market remains very risk averse
• Zions affiliate banks continue to purchase some
Lockhart CP
• One security ($30 million) recently purchased under
the liquidity agreement as a result of a downgrade

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Current Issues Overview

Earnings Drivers (2 nd Half 2007 & 2008 vs. 1 st Half 2007) Efficiency Ratio Stock Buybacks Net Interest Margin Credit Costs Low-Cost Deposit Growth Loan Growth

FBR Capital Markets 28 November 2007